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                                                                 EXHIBIT 10.23.2

                               AMENDMENT NO. 2 TO
                             CLIFFS DRILLING COMPANY
                           COMPENSATION DEFERRAL PLAN


         THIS AMENDMENT NO. 2 TO CLIFFS DRILLING COMPANY COMPENSATION DEFERRAL PLAN (this "Amendment") is entered into effective as of November 20, 1998, by CLIFFS DRILLING COMPANY, a Delaware corporation (the "Company").

         WHEREAS, the Company adopted that certain Cliffs Drilling Company Compensation Deferral Plan dated effective as of January 1, 1998, as amended by Amendment No. 1 to the Cliffs Drilling Compensation Deferral Plan dated as of August 20, 1998 (as so amended, the "Plan");

         WHEREAS, the Company is the Sponsor of the Plan, and Section 9.1 of the Plan provides that the Sponsor may at any time modify or amend the Plan subject to certain restrictions set forth in Section 9.2;

         WHEREAS, the Company has entered into an Agreement and Plan of Merger dated as of August 21, 1998 (the "Merger Agreement") among the Company, R&B Falcon Corporation and RBF Cliffs Acquisition Corp, a wholly-owned subsidiary of R&B Falcon, providing for the merger of RBF Cliffs Acquisition Corp. with and into the Company; and

         WHEREAS, pursuant to Section 9.1 of the Plan and as required by Section 5.8(c) of the Merger Agreement, the Company desires to amend certain terms of the Plan.

         NOW, THEREFORE, the Plan shall be amended as follows:

         1. Section 2.5 of the Plan is hereby deleted and replaced in its entirety by the following:

                  "2.5 FROZEN ACCOUNTS. A Participant's Accounts shall be frozen as of the date that he is no longer an Active Participant; provided that the Accounts of such a Participant shall be unfrozen immediately upon his redesignation as an Active Participant, and he shall thereupon participate in the Plan in accordance with the terms thereof. In addition, notwithstanding anything herein to the contrary, all Participant's Accounts shall be frozen as of the later of (i) December 31, 1998, or (ii) the effective time of the merger of RBF Cliffs Acquisition Corp. with and into the Sponsor of the Plan. A Participant whose Accounts have been frozen shall not be permitted to make additional deferrals under the Plan, nor shall his Accounts share in the allocation of any Employer Matching Credits which are allocated to Participants' Accounts as of a date on or after the date as of which his Account is frozen. Such a Participant's Accounts, however, shall continue to share in any




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         Investment Gain or Loss of the Plan during the period of time that his
         Accounts are frozen."

         3. Immediately following existing Section 9.5 of the Plan, a new
Section 9.6 of the Plan is hereby added and shall read as follows:

                  "9.6 TERMINATION OF THE PLAN. Notwithstanding any other provision of the Plan, the Plan shall terminate on the fifth anniversary of the effective time of the merger of RBF Cliffs Acquisition Corp. with and into the Sponsor of the Plan."

         4. The term "Plan Document" as used in the Plan shall be deemed to refer to the Plan as amended by this Amendment.

         5. Except as expressly set forth herein, this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Plan, all of which are ratified and affirmed in all respects and shall continue in full force and effect.


         IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as the of date first above written.


Attest:                                 CLIFFS DRILLING COMPANY



/s/ Cindy B. Taylor                     By: /s/ Edward A. Guthrie
----------------------                     ------------------------------------
Cindy B. Taylor                             Edward A. Guthrie
Secretary                                   Vice President - Finance




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